UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 6, 2008
FUEL SYSTEMS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware State or other jurisdiction of incorporation)	001-32999 (Commission File Number)	20-3960974 (IRS Employer Identification No.)

3030 South Susan Street, Santa Ana, California (Address of principal executive offices)		92704 (Zip Code)
Registrant's telephone number, including area code: (714) 656-1200
______________________________________ (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report contains 5 pages.

_____________________________________________

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 12, 2008 IMPCO Technologies, Inc., a wholly owned subsidiary of Fuel Systems Solutions, Inc. ("Fuel Systems" or the "company"), and LaSalle Business Credit, LLC ("LaSalle") entered into a Thirteenth Amendment to the revolving Loan and Security Agreement dated July 18, 2003, as amended (the "Thirteenth Amendment").

Pursuant to the Thirteenth Amendment, LaSalle and the other lenders party to this loan agreement have, among other things, agreed to waive IMPCO's non-compliance with the minimum pre-tax income covenant as of March 31, 2008, reduce the total amount available to be borrowed under the loan to $4,000,000 and reduce the borrowing base. A copy of the Thirteenth Amendment is attached as exhibit 10.2 to this Current Report on Form 8-K.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 12, 2008, Fuel Systems filed a press release, which is attached as exhibit 99.1 to this Form 8-K, disclosing the company's financial results for the first quarter of 2008. The information being furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of New Director

On May 6, 2008, James W. Nall was appointed to the board of directors of Fuel Systems Solutions, Inc. Mr. Nall is considered an "independent director" pursuant to the regulations of the Securities and Exchange Commission and the Nasdaq Stock Market.

An accounting and finance industry veteran with more than 30 years of experience, Mr. Nall, 59, has served as a tax commissioner for the State of New Jersey since July 2005. Prior to his appointment to this position by the governor of New Jersey, he was executive vice president and chief financial officer of New Jersey-based Hudson United Bancorp, a multi-billion dollar financial institution listed on the New York Stock Exchange, from September 2003 until its sale to TD Banknorth Inc. in January 2006. He served as a member of the board of directors and as chairman of the audit committee of Interaudi Bank, a $1 billion private bank based in New York, from April 2003 to April 2004. His experience also includes serving for more than thirty years as a certified public accountant and partner with Arthur Andersen LLP, with United States audit responsibility for several Italian automobile companies - including Alfa Romeo, Fiat, Ferrari and Lancia. He earned a Masters of Business Administration in professional accounting from Rutgers University.

Mr. Nall was appointed a director following the recommendation of the company's nominating and corporate governance committee. Mr. Nall is expected to be appointed to serve on the audit committee of the board of directors. His appointment to the board will be submitted to the company's stockholders for ratification at the 2008 annual stockholders' meeting.

In connection with Mr. Nall's appointment to the board, and pursuant to our director compensation policy, he received a restricted stock grant with a total fair market value of $20,000 on the day after his appointment to the board. The shares of restricted stock will vest in equal portions over three years if he remains a director of Fuel Systems Solutions.

Changes in Management

On May 6, 2008, the company promoted Matthew Beale to president of Fuel Systems Solutions, succeeding Mariano Costamagna who will retain his position as chief executive officer. On May 9, 2008, the company also promoted Bill Larkin to chief financial officer, succeeding Thomas M. Costales who resigned his position on that day.

Matthew Beale. Mr. Beale, 41, who most recently served as the company's vice president of business development and earlier as a consultant to the company, has extensive international corporate finance, banking and consulting experience - including 11 years with JP Morgan and Citigroup, based in London and Milan. Prior to joining the company as an officer in February 2007, he served as managing director for CVS Partners, a corporate advisory firm based in Italy focused on mergers, acquisitions and financings, starting in 2005. From 2000 to 2004, he served as vice president in the Milan office of Citigroup, providing corporate finance advisory services for private bank clients. He earned a Bachelor of Arts degree in English from London University and a diploma in accounting and finance from the London School of Economics, as well as a Master of Business Administration from Instituto de Estudios Superiores de la Empresa, Barcelona, Spain. His foreign language proficiency includes Italian and Spanish.

Mr. Beale is an at-will employee of the company with no written employment agreement. In connection with his promotion, his annual salary was set at $230,000 effective May 1, 2008, with an increase to an annual salary of $250,000 effective November 1, 2008.

Bill Larkin. Prior to joining Fuel Systems Solutions in November 2006 as corporate controller and chief accounting officer, Bill Larkin, 38, served as director of financial reporting at Standard Pacific Corp, from July 2003 to November 2006, where he was responsible for Securities and Exchange Commission reporting and Sarbanes Oxley Act Section 404 compliance. Earlier, he served as an auditor at Deloitte & Touche LLP, based in Los Angeles, which he joined in 1997. He earned a Bachelor of Science degree in accounting from the University of Southern California and is a certified public accountant.

Mr. Larkin is an at-will employee of the company with no written employment agreement. In connection with his promotion, his annual salary was set at $200,000 effective May 1, 2008, with an increase to an annual salary of $210,000 effective November 1, 2008.

2006 Incentive Bonus Awards to Named Executive Officers

On May 6, 2008, Fuel Systems Solutions' board of directors granted cash and restricted stock awards to many of the company's employees pursuant to the 2006 Incentive Bonus Plan. The following grants were made to the individuals who are our named executive officers as disclosed in our annual report on Form 10-K for 2007:

    Mariano Costamagna received a restricted stock award of 1,510 shares plus a cash award of $58,032.01;
    Matthew Beale received a restricted stock award of 588 shares plus a cash award of $22,566.32;
    Pier Antonio Costamagna received a cash award of $9,295.79 (paid in euros and converted into U.S. dollars for disclosure purposes based on the exchange rate on the grant date); and
    Marco Seimandi received a cash award of $54,035.91 (paid in euros and converted into U.S. dollars for disclosure purposes based on the exchange rate on the grant date).

Each of the restricted stock award agreements for these grants conforms substantially to the Form of Restricted Stock Award Agreement filed as Exhibit 10.12 to the company's Annual Report on Form 10-K for fiscal year 2006. One quarter of the shares granted vested immediately. On each anniversary of the grant date, additional quarters will vest until 2011 when the entire grant will have vested. Vesting is contingent on the recipient's continued employment by the company or its subsidiaries.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1 Separation Agreement, dated as of May 9, 2008, by and between Fuel Systems Solutions, Inc. and Thomas M. Costales.

10.2 Thirteenth Amendment to Loan and Security Agreement, dated May 12, 2008, by and between IMPCO Technologies, Inc. and LaSalle Business Credit, LLC as agent for the lenders.

99.1 Press Release dated May 12, 2008 reporting earnings for the first quarter of 2008.

99.2 Press Release dated May 12, 2008 regarding James W. Nall's appointment as a director of Fuel Systems Solutions, Inc.

99.3 Press Release dated May 12, 2008 regarding management changes at Fuel Systems Solutions, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL SYSTEMS SOLUTIONS, INC.
Dated: May 12, 2008	By: /s/ Bill E. Larkin___________ Bill E. Larkin Chief Financial Officer